Exhibit 10.5

EXECUTION COPY

FOURTH AMENDMENT AND WAIVER TO

FIRST LIEN CREDIT AGREEMENT AND OTHER TRANSACTION DOCUMENTS

FOURTH AMENDMENT AND WAIVER, dated as of April 30, 2010 (this “Amendment and Waiver”) to the FIRST LIEN CREDIT AGREEMENT, dated as of June 10, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement), between CHRYSLER GROUP LLC (f/k/a New CarCo Acquisition LLC) (the “Borrower”), and The United States Department of the Treasury (the “Lender”); the Post-Closing Letter Agreement, dated as of June 10, 2009 (as amended, supplemented or otherwise modified from time to time; the “Post Closing Letter”), between the Borrower and the Lender; and to the other Loan Documents.

W I T N E S S E T H:

WHEREAS, the Borrower and Chrysler de Venezuela LLC (“Chrysler de Venezuela”) have failed to comply with Section 3.14(a) of the Credit Agreement, Sections 4.3(a) and (c) of the Security Agreement and II.3 of the Post Closing Letter by not perfecting and maintaining a first priority security interest in, and causing the Lender to have “control” (within the meaning of the applicable Uniform Commercial Code) of, each of the deposit accounts set forth on Schedule IA (the “Venezuelan Deposit Accounts”) and Schedule IB (the “Citibank Deposit Account”);

WHEREAS, due to certain difficulties present under Venezuelan law in providing a pledge to the Lender of the Venezuelan Deposit Accounts, the Borrower and Chrysler de Venezuela are requesting that the Lender permit Chrysler de Venezuela to form one or more trusts (each, a “Venezuelan Deposit Account Trust”) to hold in trust the deposit accounts maintained in Venezuela on behalf of Chrysler de Venezuela, pursuant to which Chrysler de Venezuela will be permitted to instruct the trustee of each Venezuelan Deposit Account Trust (the “Venezuelan Deposit Account Trustee”) until the Lender delivers notice to any such Venezuelan Deposit Account Trustee that an Event of Default has occurred, following which such Venezuelan Deposit Account Trustee will be required to follow only the instructions of the Lender;

WHEREAS, the Borrower has failed to comply with Section 4.3(c) of the Security Agreement by not causing the Lender to have “control” (within the meaning of the applicable Uniform Commercial Code) of the securities accounts set forth on Schedule II (the “Securities Accounts”); and

WHEREAS, the Lender has agreed to waive each of the Defaults described in these Recitals on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1. Waivers.

(a) Venezuelan Deposit Accounts. The Lender will waive the requirements under Section 3.14(a) of the Credit Agreement, Section 4.3(a) of the Security Agreement and II.3 of the Post Closing Letter that the Borrower and Chrysler de Venezuela maintain a first priority security interest in, and to cause the Lender to have “control” (within the meaning of the applicable Uniform Commercial Code) of, each of the Venezuelan Deposit Accounts, and any Default or Event of Default that may arise or may have arisen from the failure of the Borrower and Chrysler de Venezuela to comply with such requirement; provided that on or before June 2, 2010, (A) Chrysler de Venezuela shall have formed one or more Venezuelan Deposit Account Trusts on terms and conditions and pursuant to documentation (the “Venezuelan Deposit Account Trust Documentation”) reasonably satisfactory to the Lender (including as to removal and/or appointment of the Venezuelan Deposit Account Trustee for each Venezuelan Deposit Account Trust), (B) the Venezuelan Deposit Account Trustee for each Venezuelan Deposit Account Trust shall have been appointed and shall be an Eligible Trustee, (C) each of the Venezuelan Deposit Accounts shall have been closed or transferred to such a Venezuelan Deposit Account Trust and the Lender shall have received evidence reasonably satisfactory to the lender that the Venezuelan Deposit Accounts have been closed or transferred to a Venezuelan Deposit Account Trust, and (D) Chrysler de Venezuela shall have granted a valid, enforceable and perfected first priority security interest in all of its right title and interest in each Venezuelan Deposit Account Trust under the laws of Venezuela on terms and conditions reasonably satisfactory to the Lender. The Borrower and Chrysler de Venezuela may from time to time establish additional replacement trusts for deposit accounts maintained in Venezuela, provided that such trusts satisfy the requirements of this Section 1(a).

(b) Citibank Deposit Account. The Lender hereby waives until May 5, 2010 the requirements under Section 3.14(a) of the Credit Agreement, Sections 4.3(a) and (c) of the Security Agreement and II.3 of the Post Closing Letter that the Borrower and Chrysler de Venezuela maintain a first priority security interest in, and to cause the Lender to have “control” (within the meaning of the applicable Uniform Commercial Code) of, the Citibank Deposit Account, and any Default or Event of Default that may arise or may have arisen from the failure of the Borrower and Chrysler de Venezuela to comply with such requirement.

(c) Securities Accounts. The Lender hereby waives until May 19, 2010 the requirement under Section 4.3(c) of the Security Agreement that the Borrower cause the Lender to have “control” (within the meaning of the applicable Uniform Commercial Code) of the Securities Accounts.

(d) Extensions. If the Borrower is unable to comply fully with the requirements set forth in the foregoing paragraphs (a) through (c) by their respective deadlines, and the Borrower is diligently pursuing such compliance, up to four written requests with respect to each deadline may be made in writing by Borrower to the Lender, and must be approved in writing by the Lender, which requests and approvals may be provided by electronic mail.

2. Amendments.

(a) Amendments to Section 1.1 of the Credit Agreement (Defined Terms).

(i) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

““Eligible Trustee”: a bank or other financial institution that (i) has total assets (in name or under management) in excess of $500,000,000 (or such lesser amount agreed to by the Lender on a case by case basis) and (ii) is not an Embargoed Person or a Prohibited Person.

“Fourth Amendment and Waiver”: the Fourth Amendment and Waiver to the First Lien Credit Agreement, dated as of April 30, 2010, between the Borrower and the Lender.

“Venezuelan Deposit Account Trust Documentation”: as defined in the Fourth Amendment and Waiver.

“Venezuelan Deposit Account Trustee”: as defined in the Fourth Amendment and Waiver.”

(ii) The definition of “Security Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase “the Venezuelan Deposit Account Trust Documentation,” immediately before the phrase “the Trademark Security Agreement,” therein.

(b) Amendment to Section 5. Section 5 of the Credit Agreement is hereby amended by adding the following new Section 5.21 at the end thereof:

“5.21 Restrictions on Lobbying. On or before June 30, 2010, the Borrower shall amend its written policy on lobbying, governmental ethics and political activity with respect to Governmental Authorities in the United States (the “U.S. Lobbying Policy”) to comply with the requirements hereof, distribute the U.S. Lobbying Policy (as so amended) to all employees of the Borrower and its Subsidiaries and all lobbying firms involved in any such activity, and implement and thereafter maintain the U.S. Lobbying Policy in accordance with this Section. Any further material amendments to the U.S. Lobbying Policy shall require the prior written consent of the Lender, and any material deviations from the U.S. Lobbying Policy, whether in contravention thereof or pursuant to waiver provided for thereunder, shall promptly be reported to the Lender. The U.S. Lobbying Policy shall, at a minimum: (a) require compliance with all Requirements of Law; (b) apply to the Borrower, the Subsidiaries of the Borrower and affiliated foundations; (c) govern (i) provision of items of value to any government officials; (ii) lobbying and (iii) political activities and contributions; and (d) provide for (i) internal reporting and oversight and (ii) mechanisms for addressing non-compliance with the policy.”

(c) Amendment to Section 7.1 of the Credit Agreement (Events of Default).

(i) Section 7.1(e) of the Credit Agreement is hereby amended by inserting the following new clause (ii) immediately following clause (i)

in the first parenthetical thereof, and replacing the subsequent “(ii)” with “(iii)”: “(ii) the covenants in Section 5.21,”.

(ii) Section 7.1 of the Credit Agreement is hereby further amended by inserting the following new paragraph (p) in the appropriate alphabetical order:

“(p) any Venezuelan Deposit Account Trustee shall (i) fail to continue to be an Eligible Trustee or (ii) fail to observe any term, covenant or agreement contained in the Venezuelan Deposit Account Trust Documentation or any other Security Document to which it is a party, unless the Borrower shall, within 45 days after the Borrower or Chrysler de Venezuela becomes aware or should have become aware of such failure, cause Chrysler de Venezuela to replace such Venezuelan Deposit Account Trustee or form a replacement Venezuelan Deposit Account Trust in accordance with Section 1(a) of the Fourth Amendment and Waiver; provided, that if Chrysler de Venezuela is unable to identify a replacement Venezuelan Deposit Account Trustee and the Borrower notifies the Lender thereof within such 45 day period, there shall be no Event of Default unless the Borrower fails to cause Chrysler de Venezuela to enter into a reasonable account control arrangement proposed by the Lender within 45 days after the Lender notifies the Borrower of such proposal;”.

3. Conditions to Effectiveness. This Amendment and Waiver shall become effective upon the date (the “Fourth Amendment and Waiver Effective Date”) on which the following conditions have been satisfied:

(a) Amendment and Waiver. The Lender shall have received this Amendment and Waiver, executed and delivered by a duly authorized officer of the Borrower and the Lender.

(b) Acknowledgment and Consent. The Lender shall have received an Acknowledgment and Consent (“Acknowledgment and Consent”), substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor and Grantor.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that (before and after giving effect to this Amendment and Waiver), as of the date of execution of this Amendment and Waiver:

(a) Each Loan Party has the power and authority, and the legal right, to execute, deliver and perform the its obligations under this Amendment and Waiver and the Acknowledgment and Consent to which it is a party. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and Waiver and the Acknowledgment and Consent to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and Waiver or the Acknowledgment and Consent. Each of this Amendment and Waiver and the Acknowledgment and Consent have been duly executed and delivered on behalf of each Loan Party that is a party hereto and thereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto and thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) The execution, delivery and performance of this Amendment and Waiver and the Acknowledgment and Consent will not violate any Requirement of Law or any Contractual Obligation of any Loan Party that the Borrower would be required to file as a “Material Contract” under Item 601(10) of Regulation S-K of the Exchange Act, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Material Contract (other than the Liens created by the Security Documents).

(c) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment and Waiver Effective Date as if made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date).

(d) After giving effect to this Amendment and Waiver, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment and Waiver.

5. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, consents and waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Lender.

6. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. Miscellaneous. This Amendment and Waiver may be executed by one or more of the parties to this Amendment and Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Copies of this Amendment and Waiver signed by all parties hereto and thereto shall be lodged with the Borrower and the Lender. This Amendment and Waiver may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHRYSLER GROUP LLC

By:	/s/ Kenneth D. Nilson
	Name:	Kenneth D. Nilson
	Title:	Assistant Treasurer

[Signature Page to Fourth Amendment and Waiver to First Lien Credit Agreement]

THE UNITED STATES DEPARTMENT OF THE TREASURY, as Lender

By:	/s/ David N. Miller
	Name:	David N. Miller
	Title:	Chief Investment Officer

[Signature Page to Fourth Amendment and Waiver to First Lien Credit Agreement]

EXHIBIT A

TO AMENDMENT

ACKNOWLEDGMENT AND CONSENT

Reference is made to the FOURTH AMENDMENT AND WAIVER, dated as of April 30, 2010 (the “Amendment and Waiver”) to the FIRST LIEN CREDIT AGREEMENT, dated as of June 10, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement), between CHRYSLER GROUP LLC (f/k/a New CarCo Acquisition LLC), (the “Borrower”), and The United States Department of the Treasury (the “Lender”), and to the other Loan Documents.

Each of the undersigned parties to the Security Agreement, the Guarantee Agreement and the other Loan Documents hereby (a) consents to the transactions contemplated by the Amendment and Waiver and (b) acknowledges and agrees that the grants of security interests, the guarantees and the other obligations made by such party contained in the Security Agreement, the Guarantee Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to the Amendment and Waiver.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHRYSLER DE VENEZUELA LLC

By:
Name:
Title:

CHRYSLER GROUP INTERNATIONAL LLC

By:
Name:
Title:

CHRYSLER GROUP INTERNATIONAL SERVICES LLC

By:
Name:
Title:

CHRYSLER GROUP REALTY COMPANY LLC

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

CHRYSLER GROUP TRANSPORT LLC

By:
Name:
Title:

CHRYSLER GROUP VANS LLC

By:
Name:
Title:

CHRYSLER GROUP GLOBAL ELECTRIC MOTORCARS, LLC

By:
Name:
Title:

CHRYSLER HOLDING (AUSTRIA) GMBH

By:
Name:
Title:

GLOBAL ENGINE ASSET COMPANY LLC

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

GLOBAL ENGINE MANUFACTURING ALLIANCE LLC

By:
Name:
Title:

CHRYSLER GROUP SERVICE CONTRACTS LLC

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

SCHEDULE IA

Venezuelan Deposit Accounts

Collectively, the accounts listed below are “Venezuelan Deposit Accounts”.

Bank or Depository Institution	Account Number	Location	Account type	Holder

[***]	[***]	[***]	[***]	Chrysler de Venezuela LLC

[***]	[***]	[***]	[***]	Chrysler de Venezuela LLC

[***]	[***]	[***]	[***]	Chrysler de Venezuela LLC

[***]	[***]	[***]	[***]	Chrysler de Venezuela LLC

[***]	[***]	[***]	[***]	Chrysler de Venezuela LLC

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

SCHEDULE IB

Citibank Deposit Account

The account listed below is the “Citibank Deposit Account”.

Bank or Depository Institution	Account Number	Location	Account type	Holder

[***]	[***]	[***]	[***]	Chrysler de Venezuela LLC

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

SCHEDULE II

Additional Pledged Accounts

Collectively, the accounts listed below are the “Securities Accounts”.

Bank or Depository Institution	Account Number	Account type	Holder

[***]	[***]	[***]	Chrysler Group LLC

[***]	[***]	[***]	Chrysler Group LLC

[***]	[***]	[***]	Chrysler Group LLC

[***]	[***]	[***]	Chrysler Group LLC

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

ACKNOWLEDGMENT AND CONSENT

Reference is made to the FOURTH AMENDMENT AND WAIVER, dated as of April 30, 2010 (the “Amendment and Waiver”) to the FIRST LIEN CREDIT AGREEMENT, dated as of June 10, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to them in the Credit Agreement), between CHRYSLER GROUP LLC (f/k/a New CarCo Acquisition LLC), (the “Borrower”), and The United States Department of the Treasury (the “Lender”), and to the other Loan Documents.

Each of the undersigned parties to the Security Agreement, the Guarantee Agreement and the other Loan Documents hereby (a) consents to the transactions contemplated by the Amendment and Waiver and (b) acknowledges and agrees that the grants of security interests, the guarantees and the other obligations made by such party contained in the Security Agreement, the Guarantee Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to the Amendment and Waiver.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHRYSLER DE VENEZUELA LLC

By:	/s/ Kenneth D. Nilson
Name: Kenneth D. Nilson
Title: Assistant Treasurer

CHRYSLER GROUP INTERNATIONAL LLC

By:	/s/ Kenneth D. Nilson
Name: Kenneth D. Nilson
Title: Assistant Treasurer

CHRYSLER GROUP INTERNATIONAL SERVICES LLC

By:	/s/ Kenneth D. Nilson
Name: Kenneth D. Nilson
Title: Assistant Treasurer

CHRYSLER GROUP REALTY COMPANY LLC

By:	/s/ Kenneth D. Nilson
Name: Kenneth D. Nilson
Title: Assistant Treasurer

CHRYSLER GROUP TRANSPORT LLC

By:	/s/ Kenneth D. Nilson
Name: Kenneth D. Nilson
Title: Assistant Treasurer

CHRYSLER GROUP VANS LLC

By:	/s/ Kenneth D. Nilson
Name: Kenneth D. Nilson
Title: Assistant Treasurer

CHRYSLER GROUP GLOBAL ELECTRIC MOTORCARS, LLC

By:	/s/ Kenneth D. Nilson
Name: Kenneth D. Nilson
Title: Assistant Treasurer

CHRYSLER HOLDING (AUSTRIA) GMBH

By:	/s/ Ulrich Höernke
Name: Ulrich Höernke
Title: Director

GLOBAL ENGINE ASSET COMPANY LLC

By:	/s/ Thomas E. Gunton
By: Chrysler Group LLC
Name: Thomas E. Gunton
Title: Assistant Secretary

[Signature Page to Acknowledgment and Consent]

GLOBAL ENGINE MANUFACTURING ALLIANCE LLC

By:	/s/ Thomas E. Gunton
By: Chrysler Group LLC
Name: Thomas E. Gunton
Title: Assistant Secretary

CHRYSLER GROUP SERVICE CONTRACTS LLC

By:	/s/ Kenneth D. Nilson
Name: Kenneth D. Nilson
Title: Assistant Treasurer

[Signature Page to Acknowledgment and Consent]